UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 10, 2009

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                                TX Holdings, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

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                                     Georgia
                 (State or Other Jurisdiction of Incorporation)

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               000-32335                                   58-2558701
        (Commission File Number)               (IRS Employer Identification No.)

                 12080 Virginia Blvd
                  Ashland, Kentucky                          41102
     (Address of Principal Executive Offices               (Zip Code)

                                  (305)420-6781
              (Registrant's telephone number, including area code)

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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1-Registrants' Business and Operations
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Item 1.01 Entry into Material Definitive Agreement
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     Effective March 11, 2009, the agreements signed with TX Holdings, Inc.
November 11, 2008 and February 6th, 2008 respectively by Mark Neuhaus and Nicole Neuhaus, will become null and void due to the inability to secure the third party purchase referenced in the agreement.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 10, 2009                   TX Holdings, Inc.
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                                        (Registrant)


                                        By: /s/ William "Buck" Shrewsbury
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                                        William "Buck" Shrewsbury, Chairman